Supplement to the John Hancock Growth and Income Funds Prospectus
                                dated May 1, 1999





On page 8, the "Portfolio Management" section for the John Hancock Large Cap Value Fund has been changed as follows:


         PORTFOLIO MANAGERS

         Timothy E. Keefe, CFA
         ---------------------

         Senior vice president of adviser
         Joined team in 1996
         Joined adviser in 1996
         Began career in 1987


January 14, 2000